SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 9, 2000
--------------------------------------------------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                   TECE, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Nevada                            0-30170                    88-0390657
----------------                  --------------               -------------
(State or Other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)



          740 St. Maurice, Suite 410, Montreal, Quebec, Canada H3C 1L5
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                    (Address of Principal Executive Offices)


                                 (514) 954-3665
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                             Internet Food Co., Inc.
                              251 Jeanell, Suite 3
                              Carson City, NV 89703
--------------------------------------------------------------------------------
                        (Former Name and Former Address)

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         (a) Under a Share Exchange Agreement and related agreements, as amended (the "Exchange Agreements"), dated October 10, 2000, among the Registrant (f/k/a Internet Food Co., Inc.), its wholly-owned subsidiary, 3786137 Canada Inc., a Canadian corporation ("3786137"), Tec TechnologyEvaluation.com, a Canadian corporation ("TEC.com"), Manitex Capital Inc. , a Canadian corporation ("Manitex"), Intasys Corporation, an Ontario corporation ("Intasys"), and Don Lobley ("Lobley," and together with Manitex and Intasys, the "Majority TEC.com Shareholders"), on November 9, 2000 (i) 3786137 acquired from the Majority TEC.com Shareholders common shares, no par value (the "TEC.com Common Shares"), of TEC.com and convertible debentures (convertible into TEC.com Common Shares) representing 67.6% of the issued and outstanding TEC.com Common Shares and (ii) the Majority TEC.com Shareholders were issued exchangeable non-voting shares of Class A preferred stock of 3786137 (the "Exchangeable Shares"), exchangeable on a one-for-one basis at the option of their holders into an aggregate of 11,913,140 shares (the "Registrant Shares") of Common Stock, $.001 par value (the "Common Stock"), of the Registrant. (The foregoing transactions are referred to collectively hereinafter as the "Transactions.")

         The  Registrant  Shares  were  issued  under  an  Exchange  and  Voting
Agreement (the "Voting Agreement") among the Registrant, 3786137, TEC.com and Pierre Barnard (the "Trustee"). In order to facilitate the share exchange, the Registrant also entered into a Support Agreement (the "Support Agreement") to guarantee certain rights to the holders of Exchangeable Shares, including the right to receive shares of Common Stock in exchange for their Exchangeable Shares.

         In connection with the Transactions, the Registrant completed a private placement yielding gross proceeds of $4,000,000, in which it issued an aggregate of 1,000,000 units, each unit consisting of one share of Common Stock and one common share purchase warrant (the "Warrant"). Each Warrant entitles its holder to acquire one share of Common Stock at a price of $5.00 per share on or before September 30, 2002.

         Subject to required regulatory approvals, 3786137 presently intends to offer all of the remaining holders of TEC.com Common Shares and the holders of debentures convertible into TEC.com Common Shares the opportunity to exchange their TEC.com Common Shares for Exchangeable Shares (the "Offer"). In the event that all of the holders of such TEC.com securities were to tender them in the Offer, a total of 5,721,158 additional Exchangeable Shares would be issued. In addition, 262,500 Exchangeable Shares are reserved for issuance upon exercise of outstanding options under the TEC.com Employee Stock Option Plan (the "TEC.com Plan").

         After giving effect to the Transactions and the private placement, there are 22,363,140 shares of Common Stock outstanding, taking into account a stock split of the Common Stock which became effective October 5, 2000, and the cancellation of certain outstanding shares of Common Stock. In addition, there are reserved for issuance (i) 5,721,158 shares of Common Stock in the Offer, (ii) 262,500 shares of Common Stock upon exercise of the TEC.com Plan options and (iii) 1,000,000 shares of Common Stock upon exercise of the Warrants. The Registrant also intends to adopt an Employee Stock Option Plan (the "Registrant Plan"), pursuant to which a total of 3,000,000 additional shares of Common Stock will be reserved for issuance. Hereafter, options granted to employees of the Registrant and its subsidiaries will be granted under the Registrant Plan.

         Each beneficial holder of the Exchangeable Shares has voting rights in that number of Registrant Shares equal in number to the number of the Exchangeable Shares held by such holder. Consequently, the Majority TEC.com Shareholders hold securities with voting rights equal to approximately 53.0 % of the total voting power of the outstanding Common Stock. If all of the remaining outstanding TEC.com Common Shares and convertible debentures are acquired by 3786137, the former shareholders of TEC.com would hold, in the aggregate, approximately 60.0% of the Common Stock on a fully diluted basis. At such time as the holders of Exchangeable Shares may exchange such shares for the Registrant Shares, they will have the right to direct the disposition of such Registrant Shares.

         The sole source of consideration for issuance to the Majority TEC.com Shareholders of the Exchangeable Shares was the exchange of the TEC.com Common Shares and debentures held by them. At such time as the Majority TEC.com Shareholders may exchange their Exchangeable Shares for Registrant Shares, the sole source of consideration for the transfer to them of the Registrant Shares will be such Exchangeable Shares.

         Control of the Registrant was acquired by the Majority TEC.com Shareholders, by virtue of the issuance of the 11,913,140 Exchangeable Shares. Prior to the Transaction, the Registrant was controlled by Janice M. Demainew and Diane S. Button, of Las Vegas, Nevada.

         The Registrant was incorporated under the laws of the State of Nevada on April 14, 1998. The Registrant was formed to sell retail gourmet and specialty cheese on the Internet and at a retail location. On October 31, 2000, the Registrant transferred all of its assets and liabilities relating to such business to Ms. Demainew and Ms. Button in consideration of the cancellation of certain shares of Common Stock. Immediately prior to the Transactions, the Registrant had no material operations, revenues, assets or liabilities. In anticipation of the Transactions, the Registrant changed its name to "TECE, Inc."

         The Transactions were structured to provide the holders of TEC.com Common Shares with a capital gain deferral under applicable Canadian tax laws. On the effective date of the Transactions, the officers and directors of the
Registrant resigned and new officers and directors were appointed. See "Management" below.

         Copies of the Exchange Agreements, including the Voting Agreement, Support Agreement and related transactions documents, are filed as exhibits to this Current Report on Form 8-K and are incorporated in their entirety herein. The description of the exhibits contained in this report is modified by such reference.

         (b) The following table contains information at November 10, 2000 regarding the beneficial ownership of shares of Common Stock by the Registrant's current directors and executive officers and those persons or entities who, to the Registrant's knowledge, beneficially own more than 5 % of the Common Stock, after giving effect to the Transactions:


Name and                            Shares of Common     Percentage of Common
Address of                          Stock Beneficially   Stock Beneficially
Beneficial Owner                    Owned (1)(2)         Owned (3)
----------------                    ------------------   --------------------
Manitex Capital Inc.                       4,284,441 (1)        19.2 %
1, Place Ville-Marie bureau 2001
Montreal, Quebec, Canada H3B 2C4

Intasys Corporation Inc. (4)               6,522,710 (1)        29.2 %
1, Place Ville-Marie bureau 2001
Montreal, Quebec, Canada H3B 2C4

Andre Telmosse, director and CEO (4)               -               -
c/o TECE, Inc.
740 St. Maurice, Suite 410
Montreal, Quebec, Canada H3C 1L5

Steve Saviuk, director (5)                         -               -
c/o TECE, Inc.
740 St. Maurice, Suite 410
Montreal, Quebec, Canada H3C 1L5

Claude E. Forget, chairman (6)                     -               -
c/o TECE, Inc.
740 St. Maurice, Suite 410
Montreal, Quebec, Canada H3C 1L5

Louis Lu, director (7)                             -               -
c/o Alpha Capital Inc.
1, Place Ville-Marie bureau 2022
Montreal, Quebec, Canada H3B 2C4

Michael Clayton, chief financial officer           -               -
c/o TECE, Inc.
740 St. Maurice, Suite 410
Montreal, Quebec, Canada H3C 1L5

Guy Faure, director                                -               -
2516 Genest
Laval, Quebec, Canada H7T 2L8

All Officers and Directors as a group              -               -
(6 persons)

-------------------

(1) Represents rights to acquire Registrant Shares through the exchange of Exchangeable Shares.

(2) A person is deemed to be the beneficial owner of voting securities of the Registrant that can be acquired by such person within 60 days after November 10, 2000 upon the exercise or conversion of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days after November 10, 2000 have been exercised or converted.
(3)      Based upon 22,363,140  outstanding shares of Common Stock.
(4) Mr. Telmosse owns 800,000 TEC.com Common Shares, which it is anticipated will be exchanged for 400,000 Exchangeable Shares in the Offer. In addition, Mr. Telmosse holds options to acquire 1,240,000 shares of Common Stock under the Registrant Plan.
(5)      Mr.  Saviuk  is  the  President  of  Manitex,   which  owns   4,284,441
         Exchangeable Shares and Chairman and Chief Executive Officer of Intasys, which owns 6,522,710 Exchangeable Shares. Mr. Saviuk disclaims beneficial ownership of the Exchangeable Shares owned by Manitex and Intasys.
(6) Mr. Forget is a director of Intasys, which owns 6,522,710 Exchangeable Shares. Mr. Forget disclaims beneficial ownership of the Exchangeable Shares owned by Intasys.
(7) Mr. Lu is a director of Manitex, which owns 4,284,441 Exchangeable shares. Mr. Lu disclaims beneficial ownership of the Exchangeable Shares owned by Manitex.

         The authorized capital of 3786137 comprises an unlimited number of common shares and Exchangeable Shares, of which 100 common shares are outstanding and are held by the Registrant. The Majority TEC.com Shareholders were issued Exchangeable Shares exchangeable on a one-for- one basis at the option of their holders into an aggregate of 11,913,140 Registrant Shares. In addition, 262,500 Exchangeable Shares are reserved for issuance upon exercise of options granted under the TEC.com Plan and 5,721,158 Exchangeable Shares are reserved for issuance in connection with the Offer.

         The Exchangeable Shares may be exchanged for an equal number of shares of Common Stock of the Registrant (which shares are held by the Trustee for such exchange) upon proper notification to the Registrant. The Registrant has issued and placed with the Trustee the Registrant Shares, consisting of 11,913,140 shares of Common Stock, for use in exchange of the Exchangeable Shares pursuant to the Exchange Agreement. By virtue of the Transactions, the TEC.com shareholders are able to defer certain Canadian taxes otherwise payable upon the disposition of their shares in TEC.com, while maintaining voting rights in the Registrant.

         The Exchange Agreement set forth the rights and restrictions pertaining to the Exchangeable Shares and the Registrant Shares. The Registrant Shares will be held by the Trustee pending exchange of the Exchangeable Shares. Upon exchange by the holder of Exchangeable Shares, the Registrant Shares will be released to the exchanging TEC.com shareholder and an equal number of Exchangeable Shares will be delivered to the Registrant. The TEC.com shareholders have the right to vote their interests in the Registrant directly or through the Trustee.

         The Registrant Shares, while held by the Trustee, will not be entitled to participate in dividends declared by the Registrant; provided, however, the Registrant has agreed that should it declare a dividend on its Common Stock, it will ensure that 3786137 has the means to pay a like dividend on the Exchangeable Shares.

         The following summary of the provisions of the Exchangeable Shares should be read in conjunction with the description provided in the Exchange Agreement, which is attached hereto as an exhibit.

         (i) EXCHANGE RIGHTS ON THE LIQUIDATION OF REGISTRANT. Holders of the Exchangeable Shares have the right, upon the occurrence and during the continuance of any proceeding in bankruptcy, insolvency, liquidation, dissolution or winding up commenced by 3786137 or against 3786137, to require the Registrant to purchase all or any part of the Exchangeable Shares held by them at an amount equal to (a) the current market price of the Common Stock on the last business day prior to the day of purchase plus (b) an additional amount equal to the full amount of all dividends declared and paid on the Registrant's Common Stock that have not been declared and paid on the Exchangeable Shares.

         (ii) AUTOMATIC EXCHANGE ON THE LIQUIDATION OF THE REGISTRANT. In order for holders of the Exchangeable Shares to participate on a pro rata basis with the holders of the Registrant's Common Stock in the event of a voluntary or involuntary dissolution, liquidation or winding-up of the Registrant, all of the then outstanding Exchangeable Shares shall be automatically exchanged for shares of Common Stock of the Registrant in the absence of an affirmative written election from a holder of Exchangeable Shares not to participate in the automatic exchange.

         (iii) RETRACTION BY HOLDER. A holder of Exchangeable Shares is entitled at any time to require 3786137, subject to the Registrant's right to purchase the Exchangeable Shares (the "Call Right"), to redeem any or all of the Exchangeable Shares held by it for an amount equal to the current market price of the Common Stock on the last business day prior to the retraction date (the "Retraction Price"), which may be satisfied in full by 3786137 causing to be delivered to such holder one share of common stock of the Registrant held by the Trustee for each Exchangeable Share held by the retracting holder. If the Registrant exercises its Call Right, the retraction will be considered an offer to sell the Exchangeable Shares to the Registrant at a price equal to (a) the Retraction Price plus (b) an additional amount equal to the full amount of all dividends declared and paid on the Registrant's Common Stock that have not been declared and paid on the Exchangeable Shares.

         (iv) PURCHASE FOR CANCELLATION. 3786137 may at any time and from time to time offer to purchase for cancellation all or any of the outstanding Exchangeable Shares at any price by tender to all of the holders of the Exchangeable Shares then outstanding at any price per share determined by 3786137 plus an amount equal to all declared and unpaid dividends thereon. If in response to such tender offer, more Exchangeable Shares are tendered than 3786137 is willing to purchase, 3786137 shall purchase as nearly as possible pro rata according to the number of shares tendered by each holder.

         (v) RECIPROCAL CHANGES. If the Registrant issues or distributes warrants, options or other rights to purchase its securities to the holders of its outstanding Common Stock or issues shares or securities of any other class of the Registrant than the Common Stock exchangeable for the Exchangeable Shares, or evidences of indebtedness of the Registrant or assets of the Registrant, then 3786137 shall issue to the holders of the Exchangeable Shares the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets.

         (vi) RECLASSIFICATIONS. If the Registrant subdivides, redivides or changes the outstanding number of shares of its Common Stock into a greater number, or reduces, combines or consolidates the outstanding number of its Common Stock into a lesser number, or reclassifies or otherwise changes its Common Stock or effects an amalgamation, merger, reorganization or other transaction affecting its Common Stock, then 3786137 will make the same or an economically equivalent change simultaneously to, or in the rights of the holders of, the Exchangeable Shares.


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         The information set forth in Item 1. Changes in Control of the Registrant is incorporated by reference herein.

         The Registrant intends to continue the business development undertaken by TEC.com which, as a result of the Transactions, has become a subsidiary of the Registrant. References herein to TEC or the Registrant include the Registrant's subsidiaries, unless the context otherwise requires.

BUSINESS

         The Registrant is a provider of web-based research and analysis on computer hardware, software, communications and related information technology ("IT") industries. The Registrant enters into renewable contracts for ads and sponsorships of its TechnologyEvaluation.com research portal as well as subscriptions for advisory and selection services. With the next generation of WebTESS, which the Registrant believes to be the first functional, patented, online, decision-making engine for the selection of IT vendors and their products and services, the Registrant will enter the application service provider ("ASP") market. Management believes that TEC.com brings to this task an unusual triad of assets that sets it apart from its competitors. First, TEC.com owns a proprietary decision support software protected by patents, to enable automated, transparent evaluation and selection processes. Second, a group of qualified and experienced analysts cover most segments of the IT space and contribute original content for the IT professional and leverage that knowledge through the development of selection models. Finally, TEC.com has a group of consultants to support clients in making full use of the other two assets through a process of continually aligning people and technology.

         The Registrant has limited revenues to date. Its future operations are dependent upon financing necessary to complete research and development projects and market the Registrant's products. There can be no assurance that the Registrant will be able to complete the development of its products, or if completed, that they can be successfully marketed. Furthermore, there is no assurance that even if the products are completed and marketed, the revenues therefrom will be sufficient to fund the Registrant's future operations or to fund additional research, development and marketing.

REGISTRANT BACKGROUND

         The Registrant was incorporated under the laws of the State of Nevada on April 14, 1998. The Registrant was formed to sell retail gourmet and specialty cheese on the Internet and at a retail location. On October 31, 2000, the Registrant transferred all of its assets and liabilities relating to such business to Ms. Demainew and Ms. Button in consideration of the cancellation of certain shares of Common Stock. Immediately prior to the Transactions, the Registrant had no material operations, revenues, assets or liabilities.

         TEC.com (formerly Arlingsoft Corporation), incorporated in November 1998, was formed to focus decision support and selection services on the information technology industry. TEC.com commenced operations in January 1999 and in December 1999, launched its website (www.technologyevaluation.com) to publish news analysis and research notes on matters of concern to the information technology industry.

         The Registrant has approximately 30 employees, and main offices in Montreal, Canada and Woburn, Massachusetts.

TECHNOLOGY

         The Registrant focuses on the market segment for the evaluation and selection of computer hardware, software, communication and related information technology. The Registrant's management contends that a large proportion of information technology professionals conduct primary product, vendor and trend research on the Internet. It is management's opinion that, despite the aggressive usage of the Internet for product evaluation and education, there is a lack of objective information regarding vendors and their product offerings. The Registrant believes that the "closed network" business models of legacy research houses and the relative value/price point of their services leaves the industry highly vulnerable to a web-based research and analysis type portal. The Registrant also believes that there will be new entrants into this space such as the large consulting houses and financial institutions that are looking to leverage research, especially in the e-commerce space.

TECHNOLOGY AND PRODUCT

         The  Registrant  offers  free,  Web-based  analyses  of IT vendors  and products in the areas of E-Commerce, Business Applications, E-Services, Enterprise Networking, Security, Group ware/Messaging, Hardware/Operating Systems and Data Warehousing.

         The Registrant offers a range of products in both the on-line and off-line categories. The content found on the Registrant's website and its offering of Technology Evaluation Support System (TESS) in an ASP model, generates leads for its consulting services. Similarly, consulting engagements provide opportunities and discussion forums that deepen analysts' understanding of product performance and functionality and contribute to keeping current the Registrant's knowledge base.

TESS

         The Technology Evaluation Support System (TESS) is a program based on decision science research and has been subject to real world applications and testing. TESS is the fundamental system that supports the Registrant's analysts in developing the IT selection models. TESS is designed to deliver all the functionality a user needs to evaluate any complex decision. Management is confident that the power of TESS in handling large and complex decisions can be combined with the accessibility of the web to create an opportunity for the collaboration of several persons on a single selection model. This project is now in a technical architecture specification stage. Once completed, this technology will allow the publication of models on the Internet and Intranet for several evaluators to have collaborative access to given models and capture their inputs in a central database. The database then can be examined and different reports can be generated.

WEBTESS

         The Registrant believes that WebTESS is the first functional, patented, online, decision-making engine for the selection of IT vendors and their products  and  service.  WebTESS  is  the  Registrant's  effort  to  bring  TESS technology  on  the  Web.  It is  not  intended  to  replace  the  desktop  TESS application, it is a subset of TESS's capabilities. It provides core functionality and serves to become the world's first ever-online IT selection tool that is truly dynamic. Management believes that this product distinguishes the Registrant from other portals in that other portals do not provide an online decision support system to make informed technology decisions.

         Utilizing the Registrant's content and WebTESS technology, users from the web get a visual experience of the Registrant's proven methodology in the selection of any Information Technology. WebTESS takes advantage of one of the latest web application development technologies (XML), which allows for the creation of robust and dynamic applications.

FUTURE PRODUCTS AND RESEARCH AND DEVELOPMENT

         The Registrant intends to continue to develop new technologies based on TESS.

COMPETITION

         The Registrant competes with two major business segments: the provision of On-line Information Services and Off-line Research Firms. The Registrant believes its model should allow it to fill a void in the mid-market for objective and independent information on current IT developments and the leading vendors in those areas.

         There can be no assurance that developments by others will not render the Registrant's product candidates or technologies obsolete or non-competitive. Many actual and potential competitors have substantially greater capital resources, marketing experience, research and development resources than the Registrant.


PROPERTY

         The Registrant has its administrative and commercial offices at 740 St-Maurice, Suite 410, in Montreal, Quebec H3C 1L5 and 500 Unicorn Park, Suite 404, in Woburn, MA 01801.

MANAGEMENT


Name                      Age        Title

Claude E. Forget          64         Chairman of the Board
Andre Telmosse            41         Chief Executive Officer and Director
Michael Clayton           46         Chief Financial Officer
Steve Saviuk              42         Director
Guy Faure                 41         Director
Louis Lu                  42         Director


         CLAUDE E. FORGET, an Officer of the Order of Canada, is an independent consultant with experience and interest in the areas of regulatory affairs, public policy analysis and business strategies in the financial and telecommunications sectors. He holds bachelor's degrees in law from the Universite de Montreal, in economics from the London School of Economics and Political Science, a master's degree in public finance and studied towards a doctoral degree in economics and operations research from Johns Hopkins University. He currently serves as a director of Intasys Corporation and is Chairman and CEO of its subsidiary, Noha Systems Inc.

         ANDRE TELMOSSE, is an engineering graduate of Ecole Polytechnique. In 1993 he was admitted as a partner of Andersen Consulting in Montreal and helped develop and expand the firm's business and reputation in North America, where he was actively involved in large scale business improvements and technology initiatives, such as CRM and eCommerce. During these years he has successfully implemented IT projects in several industries, including telecommunications and aerospace. On November 24, 2000 he agreed to become the Registrant's Chief Executive Officer.

         MICHAEL CLAYTON holds a Bachelor of Commerce, in accounting, from Concordia University and a graduate diploma in public accounting from McGill University. He has served as Chief Financial Officer at both Almec Leisure Group, for four years, and GE Syprotec Inc. (formerly Syprotec Inc.), for six years. As part of the executive management team at Syprotec Inc. he was active in the restructuring of this company. Prior to that, for a four year period, he was a senior Staff Accountant with Ernst & Young (formerly Clarkson Gordon, Chartered Accountants).

         STEVE SAVIUK, C.A. is a chartered accountant with extensive experience in the telecommunications, investment and software industries. He has worked closely with technology companies throughout his career in strategic planning, financing and management. Currently President of Manitex Capital Inc., a diversified technology investment company, he has played significant roles with companies active in satellite transmission, the development of fiber optic components and the provision of technology to the cellular telephone industry. He serves on several boards and is currently Chairman of the Board and Chief Executive Officer of Intasys Corporation.

         GUY FAURE is an independent consultant with experience and interest in various aspects of corporate management, including sales and marketing, strategic planning, operations, finance and administration, budgeting and human resources. Previously, he was Vice-President -- Operations of Quebecor Multimedia, a leading integrator of Internet-based applications of Fortune 1000 companies, and held various positions in the telecommunications industry, most notably a large cable operator and provider of telecommunications services in the field of Internet-based applications, Interactive television and security applications. He holds a bachelor's degree from Concordia University in marketing and accountancy. Currently, he serves as a director of InPix Media.

         LOUIS LU is a chartered accountant and the executive vice-president of Alpha Capital Inc., an investment bank focusing on the technology and telecommunications sectors. He holds a bachelors degree from the University of Hautes Etudes Commerciales in Montreal. He currently is a director of Manitex.

RISK FACTORS

         Going Concern Question; Uncertainty of Future Profitability

         The Registrant has suffered losses from its start-up activities and has limited revenues to date, which raises doubt about its ability to continue as a going concern. The ability of the Registrant to continue as a going concern is dependent upon obtaining the necessary financing to complete its projects, to market its technology and upon future profitable operations. There can be no assurance that the Registrant will be able to complete the development of its technology and that it will be able to market it successfully. There is no assurance that even if completed and marketed that revenues from the technology will be sufficient to fund the Registrant's operations or fund any additional research, development or marketing. The Registrant may be required to raise additional capital through debt or equity financing. There are no assurances that the Registrant will receive any significant revenues from operations or other proceeds nor that it will be able to raise such capital through debt or equity financing. If the Registrant is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail development. There is no assurance that the Registrant will be able to continue to operate.

         Limited Operating History

         The Registrant's operations are subject to all the risks inherent in the establishment of a relatively new business enterprise, including the lack of a significant operating history. There can be no assurance that future operations will be profitable. Revenues and profits of the Registrant, if any, will depend upon various factors, including market acceptance of the Registrant's concepts, market awareness, reliability of technology developed, and general economic conditions. There is no assurance that the Registrant will achieve its goals and the failure to achieve such goals, could be detrimental to the operations of the Registrant.

         Uncertainty of Product Development

         The Registrant is pursuing, and intends to continue, an aggressive technology development program. Successful technological development in the information technology industry is highly uncertain. Of the proposed information technologies that are commercialized, all may not be commercially successful. The technology developed that appears promising in the early phases of development may fail to reach the market for numerous reasons, including, without limitation, results indicating lack of effectiveness, failure to receive necessary market approvals, uneconomical development costs, the existence of third party proprietary rights, failure to be cost effective in light of existing technology or other factors. There can be no assurance that the Registrant will be able to produce future technology that has commercial potential.

         Additionally, success in the early stages does not ensure that large scale technological deployment and development will be successful. Early results are frequently susceptible to varying interpretations that may delay, limit or prevent further development or market approvals. The length of time necessary to complete the technology and to market it varies significantly by product and indication and is often difficult to predict.

         Trademark, Patent and License Uncertainties

         The patent positions of Internet related companies can be highly uncertain and involve complex legal, scientific and factual questions. To date there has emerged no consistent policy regarding breadth of claims allowed in such companies' patents. Accordingly, there can be no assurance that patents and patent applications relating to the Registrant's products and technologies will not be challenged, invalidated or circumvented or will afford protection against competitors with similar products or technology. Patent disputes are frequent and can preclude commercialization of products. The Registrant may in the future be involved in patent litigation. Such litigation, if decided adversely, could subject the Registrant to significant liabilities, cause the Registrant to obtain third party licenses or cease using the technology or product in dispute. However, there can be no assurance that such licenses will be available on terms acceptable to the Registrant, or at all.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired: It is impracticable to provide the required financial statements at the time this Report is filed. The required financial statements will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (b) Pro Forma Financial Information: It is impracticable to provide the required pro forma financial information at the time this Report is filed. The required pro forma financial information will be filed as soon as practicable, but no later than 60 days after this Report must be filed.

         (c)      Exhibits:

         4.1 Share Exchange Agreement made as of October 10, 2000 between the Registrant, 3786137 Canada Inc., Tec TechnologyEvaluation.com, Manitex Capital Inc., Intasys Corporation Inc and Mr. Don Lobley.

         4.2 Support Agreement made October 10, 2000, the Registrant, 3786137 Canada Inc. and Tec TechnologyEvaluation.com.

         4.3 Voting Agreement made October 10, 2000, the Registrant, 3786137 Canada Inc. and Tec TechnologyEvaluation.com.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TECE, INC.


                                            By: /s/ ANDRE TELMOSSE
                                               -----------------------
                                               Chief Executive Officer





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